The Cook & Bynum N-14

Exhibit 16

WORLD FUNDS TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of World Funds Trust (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Karen M. Shupe, David A. Bogaert, and Ann T. MacDonald, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned, the Registration Statement on Form N-14 relating to the reorganization of The Cook & Bynum Fund, a series portfolio of the Cook & Bynum Funds Trust, into The Cook & Bynum Fund, a series portfolio of World Funds Trust, and any and all amendments thereto (including any pre-and post-effective amendments) (the “Registration Statement”) relating to the offering of the Trust’s shares pursuant to the Registration Statement under the provisions of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this the 8th day of July, 2024.

Mary Lou Ivey

WORLD FUNDS TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of World Funds Trust (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Karen M. Shupe, David A. Bogaert, and Ann T. MacDonald, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned, the Registration Statement on Form N-14 relating to the reorganization of The Cook & Bynum Fund, a series portfolio of the Cook & Bynum Funds Trust, into The Cook & Bynum Fund, a series portfolio of World Funds Trust, and any and all amendments thereto (including any pre-and post-effective amendments) (the “Registration Statement”) relating to the offering of the Trust’s shares pursuant to the Registration Statement under the provisions of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this the 8th day of July, 2024.

Theo H. Pitt, Jr.

WORLD FUNDS TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of World Funds Trust (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Karen M. Shupe, David A. Bogaert, and Ann T. MacDonald, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned, the Registration Statement on Form N-14 relating to the reorganization of The Cook & Bynum Fund, a series portfolio of the Cook & Bynum Funds Trust, into The Cook & Bynum Fund, a series portfolio of World Funds Trust, and any and all amendments thereto (including any pre-and post-effective amendments) (the “Registration Statement”) relating to the offering of the Trust’s shares pursuant to the Registration Statement under the provisions of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this the 8th day of July, 2024.

David J. Urban

WORLD FUNDS TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of World Funds Trust (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Karen M. Shupe, David A. Bogaert, and Ann T. MacDonald, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned, the Registration Statement on Form N-14 relating to the reorganization of The Cook & Bynum Fund, a series portfolio of the Cook & Bynum Funds Trust, into The Cook & Bynum Fund, a series portfolio of World Funds Trust, and any and all amendments thereto (including any pre-and post-effective amendments) (the “Registration Statement”) relating to the offering of the Trust’s shares pursuant to the Registration Statement under the provisions of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this the 8th day of July, 2024.

Laura V. Morrison